Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-QSB (the “Report”) of China Sky One Medical, Inc. (the “Registrant”) for the fiscal quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Liu Yan-Qing, President, Chief Executive Officer and Director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By: /s/ Liu Yan-Qing
Liu Yan-Qing
President, Chief Executive Officer and Director (Principal Executive Officer) Dated this 18th day of December, 2007